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     Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Donald A. Gignac, Chief Executive Officer and Janine Cohen, Chief Financial Officer of the State Street Institutional Investment Trust (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


By:            /s/Donald A. Gignac
               -------------------------
               Donald A. Gignac
               President

Date:          September 8, 2003

By:            /s/Janine Cohen
               -------------------------
               Janine Cohen
               Treasurer

Date:          September 8, 2003